UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 21, 2011

OMNIVISION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Burton Drive

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 567-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03. —Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Bylaws

On November 21, 2011, the Board of Directors of OmniVision Technologies, Inc. (“OmniVision”) approved certain amendments to Article 8 of OmniVision’s Bylaws to update and clarify the indemnification provisions included in the Bylaws.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed hereto as Exhibit 3.2.2 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

3.2.2	Certificate of Amendment of the Bylaws of OmniVision Technologies, Inc. effective as of November 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNIVISION TECHNOLOGIES, INC.

	By:	/s/ Shaw Hong
Shaw Hong President and Chief Executive Officer

Date: November 28, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.2.2	Certificate of Amendment of the Bylaws of OmniVision Technologies, Inc. effective as of November 21, 2011.